UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 26, 2017
Earliest Event Date requiring this Report:  January 26, 2017
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, Ext. 313
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 26, 2017, Capstone Companies, Inc., a Florida corporation, ("Company") issued a press release announcing that it will be attending the 2017 MoneyShow Orlando Investor Conference ("MoneyShow") from February 9 to 11, 2017.  The Company's Chief Executive Officer will also be participating in the Market-Cap Highlight Track of the MoneyShow Hub on Thursday February 9, 2017 and he will be a member of the Nano/Micro Cap Panel later that day.

The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.  Presentation materials of the Company at the MoneyShow will be filed as an exhibit to the amendment to this Current Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of Form 8-K and in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended,  unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	January 26, 2017 Press Release by Capstone Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   January 26, 2017

By: /s/ James McClinton
Chief Financial Officer